                                                                   EXHIBIT 10.50


                         (FORD LOGO) FORD MOTOR COMPANY

                                 ATLANTA                 REGION
                         ------------------------------

                                  SUPERSEDING

                        FORD SALES AND SERVICE AGREEMENT

AGREEMENT made as of the _______________________ day of ___________, 19 ______,

by and between Boomershine Ford, Inc.            Boomershine Ford, Inc.
                                     ------------------------------------------
                                                    (Name of Entity)

                     Corporation,                                                         Georgia
---------------------------------------------------------------------------------------------------------------------------------
(State whether an individual, partnership or corporation)           (Show name of the State in which incorporated or registered)

doing business as                       Boomershine Ford, Inc.
                 --------------------------------------------------------------
                                            (Trade Name)

and with a principal place of business at  3230 Satellite Boulevard (P.O. Box 957057)
                                         ----------------------------------------------------------------------------------------
                                                      (Street Address)
            Duluth                   Gwinnett                      GA                             30096
---------------------------------------------------------------------------------------------------------------------------------
            (City)                  (County)                     (State)                       (Zip Code)



(hereafter called the "Dealer") and Ford Motor Company, a Delaware corporation with its principal place of business at Dearborn, Michigan (hereinafter called the "Company").


                                  - PREAMBLE -

     The purpose of this agreement is to (i) establish the Dealer as an authorized dealer in COMPANY PRODUCTS including VEHICLES (as herein defined),
(ii) set forth the respective responsibilities of the Company in producing and selling those products to the Dealer and of the Dealer in reselling and providing service for them and (iii) recognize the interdependence of both parties in achieving their mutual objectives of satisfactory sales, service and profits by continuing to develop and retain a broad base of satisfied owners of COMPANY PRODUCTS.

     In entering into this agreement, the Company and the Dealer recognize that the success of the Company and of each of its authorized dealers depends largely on the reputation and competitiveness of COMPANY PRODUCTS and dealers' services, and on how well each fulfills its responsibilities under this agreement.

     It is the opinion of the Company that sales and service of COMPANY PRODUCTS usually can best be provided to the public though a system of independent franchised dealers, with each dealer fulfilling its responsibilities in a given locality from properly located, adequate, well-equipped and attractive dealerships, which are staffed by competent personnel and provided with the necessary working capital. The Dealer recognizes that, in such a franchise system, the Company must plan for the establishment and maintenance of the numbers, locations and sizes of dealers necessary for satisfactory and proper sales and service representation in each market area as it exists and as it develops and changes. At the same time, the Company endeavors to provide each of its dealers with a reasonable profit opportunity based on the potential for sales and service of COMPANY PRODUCTS within its locality.

     The Company endeavors to make available to its dealers a variety of quality products, responsive to broad wants and needs of the buying public, which are attractively styled, of sound engineering design and produced on a timely basis at competitive prices. The development, production and sale of such products require that the Company and its manufacturing sources make large continuing investments in plants, equipment, tools and other facilities, engineering and styling research and development, quality control procedures, trained personnel and marketing programs. Heavy commitments must also be made in advance for raw materials and finished parts. For purposes of making these investments and commitments, planning production and estimating costs for setting prices, the Company assumes in advance an estimated volume of sales for each of its products. Within each year, it develops production schedules from orders submitted by its franchised dealers and its and their best estimates of the market demand for COMPANY PRODUCTS.

     In turn, each of the Company's franchised dealers makes important investments or commitments in retail sales and service facilities and equipment, in working capital, in inventories of vehicles, parts and accessories, and trained sales and service personnel based on annual planning volumes for their markets.

     If satisfactory volumes for either the Company or a dealer are not realized, each may suffer because of commitments already made and the cost of manufacturing and of selling each product may be increased. Each dealer must give the Company orders for the products needed to serve its market. The Company seeks to adjust production schedules, to the extent feasible, to fill dealer orders, and to allocate fairly any product in short supply, but inevitably both the Company and its dealers suffer loss of profits to the extent they cannot meet market demands. Thus, the automotive business is a high risk business in which the Company, its manufacturing sources and its dealers can succeed only though cooperative and competitive effort in their respective areas of manufacturing, sales, service and customer satisfaction.

     Because it is the dealer who deals directly with, and develops the sale of COMPANY PRODUCTS to the consuming public, the Company substantially relies on its dealers to provide successful sales and merchandising programs, competent service operations and effective owner relations programs. To do this, dealers must carry out their responsibilities of establishing and maintaining adequate wholesale and retail finance plans, new and used vehicle sales programs, parts and service sales programs, personnel training and supportive capitalization and working capital. To assist its dealers in these responsibilities, the Company establishes and periodically updates standards of operation and planning guides based on its experience and current conditions. It also offers sales and service training courses, advice as to facilities, counseling in the various phases of new and used vehicle merchandising, parts and service merchandising, leasing, daily rentals and facilities development. It also conducts national advertising, promotional and other marketing programs and assists dealers in developing complementary group and individual programs.

     To enable the Company to provide such assistance, it requires dealers to submit uniform and accurate sales, operating and financial reports from which it can derive and disseminate analytical and comparative operating data and advice to dealers. The Company also solicits dealers to bring to its attention through their National Dealer Council organization any mutual dealer problems or complaints as they arise.

     Because the Company relies heavily on its dealers for success, it reserves the right to cease doing business with any dealer who is not contributing sufficiently to such success. Similarly, the Company recognizes that its dealers look to it to provide competitive products and programs and that, if it does not do so, any dealer may elect to cease doing business with the Company.

     The Company has elected to enter into this agreement with the Dealer with confidence in the Dealer's integrity and ability, its intention to carry out its responsibilities set forth in this agreement, and its desire to provide courteous, competent and satisfying sales and service representation to consumers for COMPANY PRODUCTS, and in reliance upon its representations as to the persons who will participate in the ownership and management of the dealership.

     The dealer has elected to enter into this agreement with the Company with confidence in its integrity and ability, its intention to provide competitive products and assist the Dealer to market them successfully, and its desire to maintain high quality dealers.

     Both parties recognize the rights of the Dealer and the Company under this agreement are defined and limited by the terms of this agreement and applicable law. The Company and the Dealer further acknowledge that their methods of operation and business practices have an important effect on the reputation of the Dealer, the Company, COMPANY PRODUCTS and other franchised dealers of the Company. The Company and the Dealer also acknowledge that certain practices are detrimental to their interests, such as deceptive, misleading or confusing advertising, pricing, merchandising or business practices, or misrepresenting the characteristics, quality, condition or origin of any item of sale.

     It is the expectation of each of the parties that by entering into this agreement, and by the full and faithful observance and performance of its duties, a mutually satisfactory relationship will be established and maintained.

                           - TERMS OF THE AGREEMENT -

     IN CONSIDERATION of the mutual agreements and acknowledgements hereinafter made, the parties hereto agree as follows:

     A. The Company hereby appoints the Dealer as an authorized dealer at retail in VEHICLES and at retail and wholesale in other COMPANY PRODUCTS and grants the Dealer the privilege of buying COMPANY PRODUCTS from the Company for sale in its DEALERSHIP OPERATIONS (as herein defined). The Company also grants to the Dealer the privilege of displaying, at approved location(s), the Company's trademarks and trade names applicable to COMPANY PRODUCTS. The Dealer hereby accepts such appointment.

     B. Subject to and in accordance with the terms and conditions of this agreement, the Company shall sell COMPANY PRODUCTS to the Dealer and the Dealer shall purchase COMPANY PRODUCTS from the Company.

     C. The Ford Motor Company Ford Sales and Service Agreement Standard Provisions (Form "FD92S-A"), a duplicate original of which is attached to the Dealer's duplicate original of this agreement, have been read and agreed to by the Company and by the Dealer, and such Standard Provisions and any duly executed and delivered supplement or amendment thereto, are hereby made a part of this agreement with the same force and effect as if set forth herein in full.

     D. This agreement shall bind the Company when it bears the facsimile signature of the General Manager, and the manual countersignature of the General Sales Manager, Market Representation Manager, or a Regional Sales Manager, of the Ford Division of the Company and a duplicate original thereof is delivered personally or by mail to the Dealer or the Dealer's principal place of business.

     E. The Dealer acknowledges that (i) this agreement may be executed only in the manner provided in paragraph D hereof, (ii) no one except the General Manager, The General Sales Manager, or Market Representation Manager of the Ford Division of the Company, or the Secretary or an Assistant Secretary of the Company, is authorized to make or execute any other agreement relating to the subject matter hereof on behalf of the Company, or in any manner to enlarge, vary or modify the terms of this agreement, and then only by an instrument in writing, and (iii) no one except the General Manager of the Ford Division of the Company, or the Secretary or an Assistant Secretary of the Company, is authorized to terminate this agreement on behalf of the Company, and then only by an instrument in writing.

     F. In view of the personal nature of this agreement and its objectives and purposes, the Company expressly reserves to itself the right to execute a Ford Sales and Service Agreement with individuals or other entities specifically selected and approved by the Company. Accordingly, this agreement and the rights and privileges conferred on the Dealer hereunder are not transferable, assignable or salable by the Dealer and no property right or interest, direct or indirect, is sold, conveyed or transferred to the Dealer under this agreement. This Agreement has been entered into by the Company with the Dealer in reliance
(i) upon the representation and agreement that the following person(s), and only the following person(s), shall be the principal owners of the Dealer:

                                                        HOME                          PERCENTAGE
             NAME                                     ADDRESS                        OF INTEREST
SUNBELT AUTOMOTIVE GROUP, INC.                                                            100
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

(ii) upon the representation and agreement that the following person(s), and only the following person(s), shall have full managerial authority for the operating management of the Dealer in the performance of this agreement:

                                                        HOME                             TITLE
             NAME                                     ADDRESS
ALAN K. ARNOLD                       4415 PEMBERTON COVE, ALPHARETTA, GA 30201              PRESIDENT
-----------------------------------------------------------------------------------------------------
TIMOTHY A. BARNETT                   4623 KENTUCKY SADDLER CT, KENNESAW, GA 30152     GENERAL MANAGER
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

and (iii) upon representation and agreement that the following person(s), and only the following person(s), shall be the remaining owners of the Dealer:

                                                        HOME                          PERCENTAGE
             NAME                                     ADDRESS                        OF INTEREST

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

The Dealer shall give the Company prior notice of any proposed change in the said ownership or managerial authority, and immediate notice of the death or incapacity of any such person. No such change or notice, and no assignment of this agreement or of any right or interest herein, shall be effective against the Company unless and until embodied in an appropriate amendment to or assignment of this agreement, as the case may be, duly executed and delivered by the Company and by the Dealer. The Company shall not unreasonably withhold its consent to any such change.

         G. (Strike out either subparagraph (1) or (2) whichever is not applicable.)

         (2) This agreement shall continue in force and effect for a term commencing on the date of its execution and expiring DECEMBER 31, 2000 unless sooner terminated under the provisions of paragraph 17 hereof.

         H. Both the Company and the Dealer assume and agree to carry out and perform their respective responsibilities under this agreement.

The parties hereto have duly executed this agreement in duplicate as of the day and year first above written.

              FORD MOTOR COMPANY

[FORD LOGO]                                          BOOMERSHINE FORD
                                        ----------------------------------------
                                                  (Dealer's Trade Name)

General Manager, Ford Division          By
                                          --------------------------------------

Countersigned by                        (Title)
                                               ---------------------------------

------------------------------------


----------   ----------   ----------

[FORD LOGO] FORD MOTOR COMPANY

                                      Atlanta         Region
                              ------------------------

                                     ADDENDUM TO

    FORD SALES AND SERVICE AGREEMENT                            Dated
                                                                      ---------------------

    FOREIGN SALES AGREEMENT (Fiesta)                            Dated                      (the
                                                                      --------------------- "Agreements:)

    FOREIGN SALES AGREEMENT (Courier)                           Dated
                                                                      ---------------------

    FORD TRUCK SALES AND SERVICE AGREEMENT                      DATED
                                                                      ---------------------

    FORD HEAVY DUTY TRUCK SALES AND SERVICE AGREEMENT           DATED
                                                                      ---------------------

by and between                                  BOOMERSHINE FORD, INC.
              ---------------------------------------------------------------------------------------------------------
                                               (Dealership Trade Name)

CORPORATION,                                   in the State of              GEORGIA
----------------------------------------------                ---------------------------------------------------------
 (State whether Partnership or Corporation)                   (Show name of State in which incorporated or
                                                              registered)

doing business as                                BOOMERSHINE FORD, INC.
                 ------------------------------------------------------------------------------------------------------
                                                (Dealership Trade Name)

(the "Dealer") and Ford Motor Company, a Delaware corporation (the "Company").

THE PARTIES AGREE that the following addendum to Paragraph (F) containing clause
(i)(a) is annexed and made part of the Agreements:

F(i)(a) upon the representation and agreement that the following person(s) and/or entity(ies), and only the following person(s) and/or entity(ies) shall have ownership interests in the principal owner(s) referred to in clause (i) of this Paragraph F:

NAME OF PRINCIPAL OWNERS(S) WHICH              NAME AND ADDRESS OF PERSON(S) OR ENTITY(IES)                 PERCENTAGE
 ARE PARTNERSHIPS OR CORPORATIONS           HAVING OWNERSHIP INTEREST(S) IN PRINCIPAL OWNERS(S)            OF OWNERSHIP
    (STATE OF INCORPORATIONS)                         (INDICATE STOCKHOLDER OR PARTNER)                      INTEREST
---------------------------------     ----------------------------------------------------------------     ------------

SUNBELT AUTOMOTIVE GROUP, INC.        WALTER M. BOOMERSHINE, JR., (STOCKHOLDER)
---------------------------------     ----------------------------------------------------------------     ------------
GEORGIA                                4636 POWERS ROAD, MARIETTA, GA 30067                                     5.9
---------------------------------     ----------------------------------------------------------------     ------------
                                      ALAN K. ARNOLD, (STOCKHOLDER)
---------------------------------     ----------------------------------------------------------------     ------------
                                       4415 PEMBERTON COVE, ALPHARETTA, GA 30201                                2.8
---------------------------------     ----------------------------------------------------------------     ------------
                                      WALTER M. BOOMERSHINE, III & WMB III FAMILY TRUST, (STOCKHOLDER)
---------------------------------     ----------------------------------------------------------------     ------------
                                       337 REDLAND ROAD, ATLANTA, GA 30309                                      7.1
---------------------------------     ----------------------------------------------------------------     ------------
                                      RENEE B. JOCHUM & RBJ FAMILY TRUST, (STOCKHOLDER)
---------------------------------     ----------------------------------------------------------------     ------------
                                       6 STARLIGHT COURT, POTOMAC, MD 20854                                     6.5
---------------------------------     ----------------------------------------------------------------     ------------
                                      JACQUELYN B. THOMPSON & JBT FAMILY TRUST, (STOCKHOLDER)
---------------------------------     ----------------------------------------------------------------     ------------
                                       219 BATES ROAD, CARTERSVILLE, GA 30120                                   6.5
---------------------------------     ----------------------------------------------------------------     ------------
                                      PATRICE B. MITCHELL & PBM FAMILY TRUST, (STOCKHOLDER)
---------------------------------     ----------------------------------------------------------------     ------------
                                       2074 SHILLINGWOOD DRIVE, KENNESAW, GA 30144                              6.5
---------------------------------     ----------------------------------------------------------------     ------------
                                      LINDSEY B. ROBERTSON & LBR FAMILY TRUST, (STOCKHOLDER)
---------------------------------     ----------------------------------------------------------------     ------------
                                       2355 BROWNS BRIDGE ROAD, GAINESVILLE, GA 30504                           6.8
---------------------------------     ----------------------------------------------------------------     ------------
                                      REMAINING STOCKHOLDERS, (STOCKHOLDER)
---------------------------------     ----------------------------------------------------------------     ------------
                                                                                                               57.9
---------------------------------     ----------------------------------------------------------------     ------------

The provisions of this paragraph F requiring notice to and consent by the Company to any changes in ownership shall apply to any change in the person(s) or entity(ies) having an ownership interest in the principal owner(s) set forth in this clause F(i)(a).

IN WITNESS WHEREOF, the Company and the Dealer have duly executed this addendum in duplicate as of the__________day of_______________, 19___________.


FORD MOTOR COMPANY                              BOOMERSHINE FORD, INC.
                                      -----------------------------------------
                                                (Dealer's Trade Name)

By                                    By
  ------------------------------        ---------------------------------------
       Assistant Secretary                       (Signature and Title)

-----  ----- -----

                        DEALER INSURANCE FILE - PLAN IV

   SOLICITATION OF ELIGIBLE DEALER-OWNERS FOR PARTICIPATION IN THE FORD MOTOR
                                    COMPANY
 DEALER-OWNER GROUP LIFE AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE PLAN
    AND REPORTING PROPOSED CHANGES IN ACTIVITY STATUS AND OWNERSHIP INTEREST

-----------------------------------------------------------------------------------------------------------------------------------
DEALERSHIP NAME                                                                                          DEALER CODE NUMBER
BOOMERSHINE FORD                                                                                              21B025
-----------------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS (P.O. BOX IF AVAILABLE)                                                 CITY        STATE      ZIP CODE
3230 SATELLITE BOULEVARD (P.O.BOX 957057)                                             DULUTH         GA        30096
-----------------------------------------------------------------------------------------------------------------------------------
CHECK [X] TYPE OF AGREEMENT                           ENTER                                        NOTES
[ ] APPOINTMENT: LIST ALL PROPOSED OWNERS             "X"       LIST TOTAL          ARE          1. If an insured owner in the
    REGARDLESS OF PERCENT AND DETERMINE DEALERSHIP     IF  OWNERSHIP INTEREST     ELIGIBLE          outgoing dealership becomes an
    INSURANCE CLASS BELOW BASED ON CURRENT             I     % AS SHOWN IN         OWNERS           incoming owner by concurrent
-   PLANNING VOLUME NOTE 1.                            N     EXISTING AND/OR      ENROLLING?        Resignation and Appointment in
[X] AMENDMENT [ ] ASSIGNMENT [ ] RENEWAL OR            A   PROPOSED AGREEMENTS    YES, NO,          a qualified incoming dealership,
[ ] INTERIM: LIST ALL EXISTING AND PROPOSED OWNERS     C                            C/I             show his former % of ownership
    ONCE REGARDLESS OF PERCENT AND IF NOT ALREADY      T                          C/I-N/E           under "Existing %." Such owner's
    ESTABLISHED. DETERMINE DEALERSHIP INSURANCE        I                            MAX             insurance coverage will then
    CLASS BELOW BASED ON ENTIRE PRECEDING CALENDAR     V                                            automatically be changed in
    YEAR NEW UNIT RETAIL SALES, NOTE 4.                E                                            accordance with his new
                                                    NOTE 2                         NOTE 3          "Ownership Class" and new
                                                                                                    "Dealership Insurance Class,"
                                                                                                    effective as required under 4,
                                                                                                    reverse side:

                                                            EXISTING   PROPOSED                        SOCIAL           BIRTHDATE
                                                            NOTE 1     NOTE 2                        SECURITY NUMBER
Sunbelt Automotive Group, Inc.                         X       0%          100%     N/E
Walter M. Boomershine, Jr.                                   100%            0%   C/I - N/E         ###-##-####         7/20/29


EXISTING AND/OR PROPOSED % MUST TOTAL                        100%          100%                  2. In certain instances as outlined
                   DETERMINATION OF DEALERSHIP INSURANCE CLASS                                      on page 3 of the Explanatory
                                                       AMEND. ASSIGN                                Booklet, inactive family
CHECK [X] EACH VEHICLE LINE THE    APPOINTMENT        RENEWAL INTERIM                TOTAL          interests or certain types of
DEALERSHIP IS FRANCHISED TO SELL     PLANNING         NEW RETAIL SALES  INSURANCE   INSURANCE       indirect interest may be
                                     VOLUME           (INCLUDING FLEET)   CREDITS    CREDITS        considered as part of the active
                                                          NOTE 4                                    owner's interest solely for the
 X  FORD DIVISION - CARS                                    647           X 1.0 =      647          purpose of determining
 X  FORD TRUCK (LIGHT & MED. HVY.)                         1484           X 1.2 =     1781          eligibility and "Ownership
    FORD TRUCKS (EXTRA HVY.)                                              X 2.3 =                   Class" under the insurance plan
    MERCURY CARS                                                          X 1.2 =                   for such active owner. Explain
    LINCOLN CARS                                                          X 2.3 =                   in "Remarks."
    FORD IMPORTS                                                          X 1.0 =
 CHECK [X] THE DEALERSHIP INSURANCE CLASS THAT APPLIES:                   TOTAL       2427       3. YES: If "Yes" complete
         LESS THAN 150 CREDITS: [ ] CLASS 1        500 BUT LESS THAN 800 CREDITS: [ ] CLASS 4       enrollment card and see reverse
 150 BUT LESS THAN 300 CREDITS: [ ] CLASS 2       800 BUT LESS THAN 1200 CREDITS: [ ] CLASS 5       side for information on
 300 BUT LESS THAN 500 CREDITS: [ ] CLASS 3                 1200 OR MORE CREDITS: [X] CLASS 6       eligibility requirements,
                                                                                                    insurance amounts, contributions
 REMARKS: (If any of above eligible owners are eligible or enrolled for insurance under             and effective dates.
          other Ford, L.M., or Ford New Holland dealership(s), list owner(s), and                NO:      If "NO" explain in
          dealership(s) here.)                                                                            "Remarks" why
                                                                                                          dealer-owner did not
                                                                                                          enroll.
                                                                                                 C/I      If currently insured in
                                                                                                          this dealership enter
                                                                                                          "C/I." Changes in
                                                                                                          "Ownership Class" and
                                                                                                          insurance will be
                                                                                                          effective as required
                                                                                                          under 4, reverse side.
                                                                                                 C/I-N/E: If currently insured in
                                                                                                          this dealership but
                                                                                                          becoming ineligible (due
                                                                                                          to new inactive status or
                                                                                                          ownership less than 20%)
                                                                                                          enter "C/I-N/E" Insurance
                                                                                                          will terminate as required
                                                                                                          under 6 reverse side.
                                                                                                 N/E:     If not eligible due to
                                                                                                          "X" inactive or owning
                                                                                                          less than 20% enter "N/E".
                                                                                                 MAX:     If not eligible because
                                                                                                          the plan maximum Group
                                                                                                          Life Insurance coverage
                                                                                                          has already been provided
                                                                                                          due to ownership of other
                                                                                                          Ford Motor Company
                                                                                                          dealerships enter "MAX".

                                                                                                 4. If not a Dealership for the
                                                                                                    entire preceding calendar
                                                                                                    year, enter the current
                                                                                                    planning volume for each
                                                                                                    Vehicle line. When the class
                                                                                                    of the above Dealership has
                                                                                                    been established on either;
                                                                                                    (1) Planning volume as a new
                                                                                                    dealer or (2) subsequent
                                                                                                    calendar year new retail
                                                                                                    sales, the highest class
                                                                                                    achieved will not be decreased
                                                                                                    by future lower sales. Higher
                                                                                                    sales in future calendar years
                                                                                                    may result in a dealership
                                                                                                    insurance class increase April
                                                                                                    1st as outlined on page 3 of
                                                                                                    the Explanatory Booklet.

                                                                                                 If APPOINTMENT enter name or prior
                                                                                                 dealer
-----------------------------------------------------------------------------------------------------------------------------------
ENROLLMENT FOR PLAN IV: An owner cannot enroll in Plan IV if another owner of the same dealership continues in Plan, I, II or III.
Once Plan IV is established for this dealership, all future eligible owners will be solicited for Plan IV only.
-----------------------------------------------------------------------------------------------------------------------------------

YES, I do elect to participate in Plan IV, for the       NO, I do not elect to participate in Plan IV. I understand, if I wish to
Group Life Insurance to which I am now entitled or to    enroll in Plan IV, at a later date, a medical examination will be
which I may become entitled under the provisions of      required.
the Ford Motor Company Dealer-Owner Group Life
Insurance Plan as set forth in the master policy
issued to Ford Motor Company by the Metropolitan Life
Insurance Company. I understand that under no
circumstances may I be insured for more than the plan
maximum amounts of Life and AD & D insurance. I
certify that I am now actively engaged in the
operation of the above-named Dealership and the above
information is true. If previously eligible for
dealer-owner insurance but not currently enrolled, or
if Plan IV was not elected when first available. I
understand I must now take a medical examination.

DATE         DEALER-OWNER SIGNATURE        TITLE             DATE           DEALER-OWNER SIGNATURE           TITLE

--------  --------------------------    ------------     -----------      -------------------------       -----------

--------  --------------------------    ------------     -----------      -------------------------       -----------

--------  --------------------------    ------------     -----------      -------------------------       -----------


-----------------------------------------------------------------------------------------------------------------------------------
DATE REGION                   HAVE ENROLLMENT CARDS BEEN ATTACHED    OPNS. MGR. OR MKT. REP. MGR.
      ATLANTA                 FOR OWNERS SHOWN AS "YES" ABOVE WHO
                                 ARE NOT CURRENTLY ENROLLED?          SIGNATURE:
                                                                                ---------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
(TYPE OF AGREEMENT TO BE CIRCLED BY GENERAL SALES OFFICE)
APPOINTMENT, AMENDMENT, ASSIGNMENT, RENEWAL OR INTERIM EXECUTED BY FORD MOTOR COMPANY. (DATE):
-----------------------------------------------------------------------------------------------------------------------------------

[FORD LOGO] FD  1849-1  Sept.
            LM 7576A    1995               DEALER OWNER GROUP LIFE INSURANCE OFFICE COPY RECEIVED
               (9/95)   Macro 5045/5535
               (PREVIOUS REVISIONS MAY NOT BE USED)

               (FOR MORE DETAILS SEE PLAN IV EXPLANATORY BOOKLET)


1.   WHO IS ELIGIBLE:
     Active-Dealer Owner in the United States or District of Columbia with at least 20% interest, and authorized to sell cars or trucks manufactured or imported by Ford Motor Company or its subsidiaries.

2.   WHEN ELIGIBLE:
     First day of calendar month following Date of Appointment by Ford Motor Company, or First day of calendar month following Date Amendment, Assignment, Renewal or Interim Agreement executed by Ford Motor Company if not previously an active owner with at least 20% interest in this dealership.

3.   EFFECTIVE DATE OF INSURANCE COVERAGE:
     For Owners not currently insured - Date eligible if enrolled within 31 days of the first day of calendar month, above, or the first day of calendar month next following date of approval of insurability by insurance company if enrolled later than 31 days of date eligible.
     The insurance of an eligible Owner who is away from work due to illness or injury on the date his insurance otherwise would become effective, will become effective on the date he returns to work.

     For Owners currently insured in Plan III who elect Plan IV - An insured Owner who elects to go from Plan III to Plan IV must not have been away from work due to illness or injury for any one of the seven consecutive scheduled working days immediately prior to the scheduled effective date of Plan IV. An insured Owner who fulfills this requirement on the scheduled effective date of Plan IV is to be insured in Plan IV from such date. Each other insured Owner is to be insured in Plan IV on the date following a period of seven connective scheduled working days during which he has not been away from work due to illness or injury for any one day.

     A currently insured Owner who elects to remain in Plan III will be required to pass a medical examination satisfactory to the Metropolitan Life Insurance Company at his own expense in order to become insured in Plan IV after the scheduled effective date of Plan IV. His insurance will become effective on the first day of the calendar quarter following the date that the Metropolitan Life Insurance Company shall have approved the results of such medical examination.

4.   EFFECTIVE DATE OF INSURANCE CHANGES:
     Amendments and Assignments, Renewal or Interim Agreements; Changes become effective the first day of the calendar quarter following date Amendment or Assignment, Renewal or Interim Agreement executed by Ford Motor Company unless the owner is away from work on such first day due to illness or injury, then the insurance change is effective the date he returns to work, except no change if age 65 or over with at least 20%.

5.   OWNERS ATTAINING AGE 65:
     Owners insurance reduced 10% on quarter date following 65th birthday and on each following anniversary. Minimum 20% or $6,666 Life and $6,666 AD&D.

6.   TERMINATION DATE OF INSURANCE COVERAGE:
     The 31st day following the due date of a required contribution if the insurance office fails to receive such contribution by the 31st day; or if received, then the last day of calendar quarter in which the dealer-owner, as determined by Ford Motor Company.
     (1) Ceases to be active in the operation of the dealership for reasons other than disability.
     (2) Ceases to own at least 20% as shown in the most recent amendment or assignment, renewal or interim agreement.
     (3) Ceases to be an authorized Dealer under Ford Motor Company.
     Conversion allowed during 31 days following termination for reasons (1)
     (2) or (3) by the Metropolitan Life Insurance Company, 5130 Eisenhower Blvd., Tampa, Florida 33634.


     AMOUNTS OF GROUP LIFE AND THE PRINCIPAL SUM OF ACCIDENTAL DEATH & DISMEMBERMENT (AD&D) INSURANCE
     ------------------------------------------------------------------------------------------------
     Owners must be insured for the amount of Life and AD & D applicable to their age and class, subject to plan maximum and applicable statutory provisions for Texas (see last page of Explanatory
     Booklet).


                                                                Under 65 years of Age When First Insured
                                                  ---------------------------------------------------------------
                                                                         Ownership Class
                                  Dealership      ---------------------------------------------------------------
          Insurance               Insurance          At Least 20%          At Least 50%              80%
           Credit                   Class          But Less than 50%     But Less than 50%        Or Greater
--------------------------------  -----------     --------   --------   --------   --------   --------   --------
                                                      Life     AD & D       Life     AD & D       Life     AD & D
                                                  --------   --------   --------   --------   --------   --------
          Less than 150 Credits       1           $ 33,333   $ 33,333   $ 50,000   $ 50,000   $ 66,667   $ 66,667
  150 But less than 300 Credits       2             66,667     66,667    100,000    100,000    133,333    133,333
  300 But less than 500 Credits       3            100,000    100,000    150,000    150,000    200,000    200,000
  500 But less than 800 Credits       4            133,333    133,333    200,000    200,000    266,666    266,666
800 But less than 12000 Credits       5            166,666    166,666    250,000    250,000    333,333    333,333
           1200 or more Credits       6            200,000    200,000    300,000    300,000    400,000    400,000

                                                              65 Year of Age and Over When First Insured
                                                  ---------------------------------------------------------------
                                                                         Ownership Class
                                  Dealership      ---------------------------------------------------------------
          Insurance               Insurance          At Least 20%          At Least 50%              80%
           Credit                   Class          But Less than 50%     But Less than 50%        Or Greater
--------------------------------  -----------     --------   --------   --------   --------   --------   --------
                                                      Life     AD & D       Life     AD & D       Life     AD & D
                                                  --------   --------   --------   --------   --------   --------
          Less than 150 Credits       1           $  6,666   $  6,666   $ 10,000   $ 10,000   $ 13,333   $ 13,333
  150 But less than 300 Credits       2             13,333     13,333     20,000     20,000     26,666     26,666
  300 But less than 500 Credits       3             20,000     20,000     30,000     30,000     40,000     40,000
  500 But less than 800 Credits       4             26,666     26,666     40,000     40,000     53,333     53,333
800 But less than 12000 Credits       5             33,333     33,333     50,000     50,000     66,666     66,666
           1200 or more Credits       6             40,000     40,000     60,000     60,000     80,000     80,000

                              QUARTERLY CONTRIBUTIONS FOR EACH OWNER FOR AMOUNTS OF LIFE INSURANCE SHOWN
                              --------------------------------------------------------------------------
                                        INCLUDING ACCIDENTAL DEATH & DISMEMBERMENT (AD & D) OF:


FOR OWNERS UNDER AGE 65
Owner's Attained Age             Life        $33,333   $50,000   $66,667   $100,000  $133,333  $150,000  $166,666  $ 200,000
-------------------------     ---------      -------   -------   -------   --------  --------  --------  --------  ---------
                                 AD&D        $33,333   $50,000   $66,667   $100,000  $133,333  $150,000  $166,666  $ 200,000
Under Age 30                                 $  9.00   $ 13.00   $ 17.00   $  26.00  $  35.00  $  39.00  $  43.00  $   52.00
30 but less than 35                            10.00     15.00     20.00      30.00     40.00     45.00     50.00      60.00
35 but less than 40                            13.00     19.00     25.00      38.00     51.00     57.00     63.00      76.00
40 but less than 45                            18.00     28.00     37.00      55.00     73.00     83.00     92.00     110.00
45 but less than 50                            27.00     41.00     54.00      81.00    108.00    122.00    135.00     162.00
50 but less than 55                            40.00     60.00     79.00     119.00    159.00    179.00    198.00     238.00
55 but less than 60                            62.00     94.00    125.00     187.00    249.00    281.00    312.00     374.00
60 but less than 65                            96.00    145.00    193.00     289.00    385.00    434.00    482.00     578.00
FOR OWNERS AGE 65 OR OVER
Owner's Attained Age             Life        $ 6,666   $10,000   $13,333   $ 20,000  $ 26,666  $ 30,000  $ 33,333  $  40,000
--------------------------    ---------      -------   -------   -------   --------  --------  --------  --------  ---------
                                 AD&D        $ 6,666   $10,000   $13,333   $ 20,000  $ 26,666  $ 30,000  $ 33,333  $  40,000
65 but less than 70                          $ 31.00   $ 47.00   $ 62.00   $  94.00  $ 125.00  $ 140.00  $ 156.00  $  187.00
70 but less than 75                            58.00     88.00    117.00     175.00    234.00    263.00    292.00     350.00
75 but less than 80                            94.00    141.00    188.00     282.00    376.00    423.00    470.00     564.00
80 and over                                   180.00    271.00    361.00     541.00    722.00    812.00    902.00   1,083.00


FOR OWNERS UNDER AGE 65
Owner's Attained Age             Life      $ 250,000  $ 266,666  $ 300,000  $ 333,333  $ 400,000
-------------------------     ---------    ---------  ---------  ---------  ---------  ---------
                                 AD&D      $ 250,000  $ 266,666  $ 300,000  $ 333,333  $ 400,000
Under Age 30                               $   65.00  $   69.00  $   78.00  $   87.00  $  104.00
30 but less than 35                            75.00      80.00      90.00     100.00     120.00
35 but less than 40                            95.00     101.00     114.00     127.00     152.00
40 but less than 45                           138.00     147.00     165.00     183.00     220.00
45 but less than 50                           203.00     216.00     243.00     270.00     324.00
50 but less than 55                           298.00     317.00     357.00     397.00     476.00
55 but less than 60                           468.00     499.00     561.00     623.00     748.00
60 but less than 65                           723.00     771.00     867.00     963.00   1,156.00
FOR OWNERS AGE 65 OR OVER
Owner's Attained Age             Life      $  50,000  $  53,333  $  60,000  $  66,666  $  80,000
--------------------------    ---------    ---------  ---------  ---------  ---------  ---------
                                 AD&D      $  50,000  $  53,333  $  60,000  $  66,666  $  80,000
65 but less than 70                        $  234.00  $  250.00  $  281.00  $  312.00  $  374.00
70 but less than 75                           438.00     467.00     526.00     584.00     701.00
75 but less than 80                           706.00     753.00     847.00     941.00   1,129.00
80 and over                                 1,354.00   1,144.00   1,624.00   1,805.00   2,166.00

                               FORD MOTOR COMPANY         [FORD RENT-A-CAR LOGO]

                                 ATLANTA REGION


                 AMENDMENT TO FORD RENT-A-CAR SYSTEM AGREEMENT

SUPPLEMENTAL AGREEMENT, made at Dearborn, Michigan as of this ___________ day of _____________, 19__

by and between    BOOMERSHINE FORD   a(n)              CORPORATION
               ---------------------      ---------------------------------------
               (LICENSEE TRADE NAME)      (INDIVIDUAL PARTNERSHIP OR CORPORATION)

in the State of                 GEORGIA                  with a principal place of business at
                ----------------------------------------
                (SHOW NAME OF STATE IN WHICH REGISTERED)

  3230 SATELLITE BOULEVARD (P.O. BOX 957057)         DULUTH, GA        30096    (hereinafter called
-------------------------------------------------------------------------------
                 (STREET ADDRESS)                (CITY AND STATE)    (ZIP CODE)

"Licensee"), and Ford Motor Company, a Delaware corporation with its principal place of business at Dearborn, Michigan (hereinafter called "Ford").

     The parties hereto have previously enter into a Ford Rent-A-Car System Agreement dated AUGUST 12, 1992 and now desire to make certain changes therein.

     NOW, THEREFORE, in consideration of these premises, the parties hereto mutually agree that said Ford Rent-A-Car System Agreement be amended by changing Paragraph B to read as follows:

     B. Ford has entered into this agreement in reliance upon the Licensee's representation and agreement that:

          a. The identity or ownership of the Licensee is as follows: (Strike out the two following clauses that are least applicable.)

                  i.  The Licensee is an Authorized Ford dealer; or

b. The following persons shall have full managerial authority and responsibility for the operating management of the Licensee in the performance of this agreement:

              Name                                    Address                                Title

-----------------------------    ------------------------------------------------   ----------------------

       ALAN K. ARNOLD              4415 PEMBERTON COVE, ALPHARETTA, GA 30201               PRESIDENT
-----------------------------    ------------------------------------------------   ----------------------

     TIMOTHY A. BARNETT            4623 KENTUCKY SADDLER CT, KENNESAW, GA 30152         GENERAL MANAGER
-----------------------------    ------------------------------------------------   ----------------------


-----------------------------    ------------------------------------------------   ----------------------


-----------------------------    ------------------------------------------------   ----------------------


-----------------------------    ------------------------------------------------   ----------------------

Licensee shall give Ford prior written notice of any change in the ownership or management of Licensee but no such change or notice shall be effective until embodied in an appropriate amendment to this agreement duly executed and delivered by Ford and Licensee.

This supplemental Agreement is subject to all the terms and conditions contained in said Ford Rent-A-Car System Agreement, except insofar as such terms and conditions may be inconsistent with the express terms hereof.

         IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year first above written and Ford is authorized to deliver the same to the Licensee by placing the Licensee's copy thereof in the United States Mail, duly stamped and addressed to the Licensee at his principal place of business, or by delivery to such place of business or to the Licensee in person.


FORD MOTOR COMPANY                                  Boomershine Ford
                                        ----------------------------------------
                                                (LICENSEE'S TRADE NAME)


By                                      By
  ----------------------------------      --------------------------------------
        (ASSISTANT SECRETARY)                      (SIGNATURE AND TITLE)


------------------------------------
         (REGIONAL MANAGER)


------------------------------------

                                      ii